UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 5, 2025

ZAPATA QUANTUM, INC.

(Exact name of registrant as specified in charter)

Delaware	001-41218	98-1578373
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Liberty Square, #2488

Boston, MA 02109

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (857) 367-9002

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

On December 5, 2025, Zapata Quantum, Inc. (the “Company”) issued a total of 9,479,000 shares of common stock to a creditor in exchange for cancellation of approximately $5,500,000 of accounts payable and liabilities offset by approximately $2,000,000 of accounts receivable and assets resulting in cancellation of the net amount due to such creditor of $3,503,250. This issuance was pursuant to a conversion agreement between the Company and such creditor, the terms of which were previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 18, 2025.

In connection with the transaction described above, the Company and the creditor also entered into certain Universal Resale and Registration Provisions pursuant to which such creditor agreed to certain lock-up provisions and the Company agreed to provide certain registration rights with respect to the common stock, the terms of which were previously disclosed in the Company’s Current Report on Form 8-K filed on June 18, 2025.

The foregoing descriptions of the transactions and related matters described in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by the full text of the referenced documents, forms of which are filed as Exhibits 10.1 and 10.2 of this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the disclosure set forth in Item 1.01 of this Current Report 8-K is incorporated herein by reference. The securities issued in the transactions referred to in this Current Report on Form 8-K were issued and sold in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933 and Rule 506(b) promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
10.1	Form of Conversion Agreement	8-K	6/18/2025	10.1
10.2	Form of Universal Resale and Registration Provisions	8-K	6/18/2025	10.4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2025

ZAPATA QUANTUM, INC.

By:	/s/ Sumit Kapur
Sumit Kapur, Chief Executive Officer